UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 31, 2014

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346
333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amendment to Wells Fargo Warehouse

On March 31, 2014, DriveTime Automotive Group, Inc. (“DTAG”) and DT Acceptance Corporation, LLC (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse V, LLC (“DT Warehouse V”), and DT Credit Company, LLC (“DTCC”), entered into Amendment No. 5 to the Loan and Security Agreement (the “Warehouse Amendment”), amending the Loan and Security Agreement, dated December 23, 2011, by and among DT Warehouse V, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, LLC, as administrative agent and Wells Fargo Bank, National Association, as collateral custodian (the “Warehouse Agreement”).

The Warehouse Amendment revises certain definitions and adjusts certain financial tests and eligibility criteria under the Warehouse Agreement.
The foregoing description of the Warehouse Amendment and the Warehouse Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Warehouse Amendment, which will be filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the Warehouse Agreement, which is filed as Exhibit 10.14 to Annual Report on Form 10-K for the period ended December 31, 2013 and is incorporated herein by reference.
Amendment to Inventory Agreement

On March 31, 2014, DriveTime Automotive Group, Inc. (“DTAG”), DriveTime Sales and Finance Company, LLC (“DTSFC”), DriveTime Car Sales Company, LLC (“DTCS”), DriveTime Ohio Company, LLC (“DT Ohio”), Carvana, LLC (“Carvana”), and Driver’s Seat, LLC (“Driver’s Seat”) entered into Amendment No. 2 to the Fourth Amended and Restated Loan and Security Agreement (the “Inventory Amendment”), amending the Fourth Amended and Restated Loan and Security Agreement, dated October 28, 2011, by and among DTAG, DTSFC, and DTCS, as borrowers, Wells Fargo Bank, N.A., as the lead lender and as the agent for the lenders, Santander Consumer USA, Inc., as a lender, and Manheim Automotive Financial Services, Inc., as a lender (the “Inventory Agreement”).
The Inventory Amendment revises certain definitions and adjusts certain financial tests and eligibility criteria under the Inventory Agreement.
The foregoing description of the Inventory Amendment and the Inventory Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Inventory Amendment, which will be filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the Inventory Agreement, which is filed as Exhibit 10.5 to DTAG’s Quarterly Report on Form 10-Q filed on November 14, 2011, and is incorporated herein by reference.

Amendment to Term Facility

On March 31, 2014, DT Funding, LLC (“DT Funding”) and DT Credit Company, LLC (“DTCC”) entered into Amendment No. 2 to Loan and Security Agreement (the “Term Facility Amendment”), amending the Loan and Security Agreement, dated November 20, 2012, by and among DT Funding, as borrower, DTCC, as servicer, Wells Fargo Bank, National Association, in its capacities as lender, collateral agent, and backup servicer, and Wells Fargo Securities, LLC, as administrative agent (the “Term Facility Agreement”).
The Term Facility Amendment revises certain definitions and adjusts certain financial tests and eligibility criteria under the Term Facility Agreement.
The foregoing description of the Term Facility Amendment and the Term Facility Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Term Facility Amendment, which will be filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the Term Facility Agreement, which is filed as Exhibit 10.20 to Annual Report on Form 10-K for the period ended December 31, 2013 and is incorporated herein by reference.
Amendment to Real Estate Facility

On March 31, 2014, DT-WF SPE I, LLC (“DT-WF SPE”) entered into Modification Number Two to Master Loan Agreement (the “Real Estate Facility Amendment”), amending the Master Loan Agreement, dated April 24, 2012, by and between DT-WF SPE, as borrower, and Wells Fargo Bank, N.A., as lender (“Master Loan Agreement”).

The Real Estate Facility Amendment revises certain definitions and adjusts certain financial tests and eligibility criteria under the Master Loan Agreement.
The foregoing description of the Real Estate Facility Amendment and the Master Loan Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Real Estate Facility Amendment, which will be filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the Master Loan Agreement, which is filed as Exhibit 10.19 to Annual Report on Form 10-K for the period ended December 31, 2013 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Amendment No. 5 to the Loan and Security Agreement, dated March 31, 2014, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, LLC, DT Warehouse V, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, National Association, as collateral custodian

10.2
Amendment No. 2 to the Fourth Amended and Restated Loan and Security Agreement, dated March 31, 2014, among DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DriveTime Ohio Company, LLC, Carvana, LLC, Driver’s Seat, LLC, and Wells Fargo Bank, N.A., as the agent and as lender

10.3
Amendment No. 2 to Loan and Security Agreement, dated March 31, 2014, among DT Funding, LLC, DT Credit Company, LLC, and Wells Fargo Bank, National Association, in its capacities as lender, administrative agent, collateral custodian, and backup servicer

10.4	Modification Number Two to Master Loan Agreement, dated March 31, 2014, by and between DT-WF SPE and Wells Fargo Bank, N.A., as lender

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2014	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: April 4, 2014	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: April 4, 2014	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: April 4, 2014	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: April 4, 2014	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 5 to the Loan and Security Agreement, dated March 31, 2014, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, LLC, DT Warehouse V, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, National Association, as collateral custodian

10.2
Amendment No. 2 to the Fourth Amended and Restated Loan and Security Agreement, dated March 31, 2014, among DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DriveTime Ohio Company, LLC, Carvana, LLC, Driver’s Seat, LLC, and Wells Fargo Bank, N.A., as the agent and as lender

10.3
Amendment No. 2 to Loan and Security Agreement, dated March 31, 2014, among DT Funding, LLC, DT Credit Company, LLC, and Wells Fargo Bank, National Association, in its capacities as lender, administrative agent, collateral custodian, and backup servicer

10.4	Modification Number Two to Master Loan Agreement, dated March 31, 2014, by and between DT-WF SPE and Wells Fargo Bank, N.A., as lender